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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 24, 1998


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-51279              13-3633241
----------------------------        -----------           -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 245 Park Avenue
 New York, New York                                             10167
 (Address of Principal                                        ----------
 Executive Offices)                                           (Zip Code)


Registrant's telephone number, including area code, is (212) 272-2000


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                                       -2-

Item 5.  OTHER EVENTS.

                  On or about November 30, 1998, the Registrant will cause the issuance and sale of approximately $245,226,989 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-11 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1998, among the Registrant, as depositor, Norwest Bank Minnesota, N.A., as master servicer, Provident Funding Associates, L.P., as servicer and The First National Bank of Chicago, as trustee.

                  In connection with the sale of the Series 1998-11, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A- 18, Class PO, Class R, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-51279, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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                                       -3-




Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                       ITEM 601(A) OF
                       REGULATION S-K
EXHIBIT NO.            EXHIBIT NO.                       DESCRIPTION
-----------            -----------                       -----------
        1                      99             Computational Materials--
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              The Structured Asset Mortgage
                                              Investors Inc. Mortgage
                                              Pass-Through Certificates, Series
                                              1998-11 (filed in paper pursuant
                                              to the automatic SEC exemption
                                              pursuant to Release 33-7427,
                                              August 7, 1997)


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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                STRUCTURED ASSET MORTGAGE
                                                INVESTMENTS INC.

                                                By: /s/ Mary Haggerty
                                                    -------------------------
                                                Name:   Mary Haggerty
                                                Title:  Managing Director




Dated: November 25, 1998


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                                       -5-

                                  EXHIBIT INDEX


                   Item 601 (a) of       Sequentially
    Exhibit        Regulation S-K        Numbered
    Number         Exhibit No.           Description                    Page
    ------         -----------           -----------                    ----

    1                   99              Computational Materials            6


[TPW: NY05:7004212.2]  17297-00000  11/12/98 11:17AM

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                                       -6-

                                   EXHIBIT 99